================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                For July 20, 2006


                               VISIONGATEWAY, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                      0-30499                      90-0015691
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


12707 High Bluff Drive, Suite 200, San Diego, California              92130
--------------------------------------------------------           ----------
        (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (858) 794-1416


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01  ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

      On July 5, 2006, visionGATEWAY, Inc. entered into a Heads of Terms with Saturn IQ plc of the UK relating to the acquisition of the business of Saturn IQ plc and its innovative super fast encryption and media protection technology by visionGATEWAY, Inc. The transaction will, for the first time, bring together management of internet resources, delivery of media, messages and VoIP and cutting-edge protection technologies in a unique combined offering to the global IT and Telecom markets. The acquisition adds both revenue-generating customers and a specialized security component to visionGATEWAY's expanding product suite.

The acquisition is expected to be completed within the next 60 days, after which time Saturn IQ will become a wholly owned subsidiary of visionGATEWAY. The acquisition is the next step of a rapid global expansion programme that will see visionGATEWAY increase its presence in North America, Asia, the UK and Europe.

Saturn IQ is a holding company, incorporating IPROOF LTD, DESPATCHBOX LTD and SATURN SOFTWARE DEVELOPMENTS LTD. Saturn IQ owns 100% of each of these companies. The Intellectual Property Rights (IPR) of all subsidiary companies is held by Saturn IQ plc.

Saturn IQ has an established secure messaging product, IQ Confidential. IQ Confidential is a closed environment, secure email and file sharing application where all messages and documents are encrypted at all times. It does not use standard internet delivery protocols and therefore avoids all of the standard internet problems - such as multiple copies left on email gateways, spam, viruses, spoofing and phishing. It is sold as a product or service depending on customer size and desired application. IQ Confidential has particular application as a Summit or Event based messaging and collaborative tool. Saturn has a development programme that will allow it to compete in markets such as Police, Health, Banking, Government and Military, which require very high security.

In addition to IQ Confidential, Saturn IQ has developed a totally new modular concept in protection technology comprising unique integrated encryption, digital rights management, and digital fingerprint technology. Saturn IQ's super fast encryption has demonstrated high strength streaming protection above 200 Mb/s on standard PCs and has immediate applications in the music, digital cinema film, video, and games distribution sectors.

A Press Release will be made today.


FORWARD-LOOKING STATEMENTS

Statements made in this Form 8-K, which are not purely historical and statements preceded by, followed by or that include the words "may," "could," "should," "expects," "projects," "anticipates," "believes," "estimates," "plans," "intends," "targets," or similar expressions, are forward-looking statements with respect to the goals, plan objectives, intentions, expectations, financial condition, results of operations, future performance and business of the Company.

Forward-looking statements involve inherent risks and uncertainties, and may be dependent upon important factors (many of which are beyond the Company's control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, either nationally, internationally or in the communities in which the Company conducts its business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, the Company's ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, governmental, regulatory and technical factors affecting the Company's operations, products, services and prices.

Accordingly, results actually received may differ materially from results expected in these statements. Forward-looking statements speak only as of the date they were made. The Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date such statements were made.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of businesses to be acquired.

            Financial Statements will be forthcoming when a formal agreement is executed.

      (b)   Pro Forma financial information.

            None.

      (c)   Exhibits

            None

      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        visionGATEWAY, Inc.


                                        /s/ Michael Emerson
                                        ------------------------------
                                        Michael Emerson
                                        Chief Executive Officer